UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 19, 2007

ENERGTEK INC.

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51249 (Commission File Number)	42-1708652 (IRS Employer Identification No.)

c/o David Lubin & Associates, PLLC
26 East Hawthorne Avenue
Valley Stream, NY 11580

(Address of principal executive offices)

(516) 887-8200

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
Item 2.01  Completion of Acquisition or Disposition of Assets

On July 19, 2007, Energtek Inc. (hereinafter “we” or the “Company”) completed its purchase of an additional 8,000 shares of Angstore Technologies Ltd., (“Angstore”), an Israeli company engaged in the development of Adsorbed Natural Gas systems and other clean energy technologies relating to natural gas vehicles, for a total of $220,000. This purchase was effected pursuant to, and in accordance with, the terms and provisions of the Investment Agreement the Company signed with Angstore on June 29, 2007.

For all of the terms and provisions of the Investment Agreement dated June 29, 2007 between Energtek Inc. and Angstore, reference is hereby made to the copy of such agreement annexed as Exhibit 10.6 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 6, 2007.

As of the date of this report, the Company owns 19,364 out of the 28,364 of Angstore’s issued and outstanding common stock, representing approximately 68.3% of Angstore’s total issued and outstanding shares.

Section 5 - Corporate Governance and Management
Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of July 22, 2007, the Board of Directors of the Company (the “Board”) amended Article IV - Section 12 of the Company’s Bylaws to allow the Board to appoint natural persons who are not directors to serve on committees of boards of directors of the Company (“Board Committee”) as permitted under Nevada Revised Statute Chapter 78, Section 78.125. The Board further determined that each Board Committee and any action taken by such Board Committee must include at least one director.

In addition, the Board has decided to create two Board Committees, an Audit Committee and a Compensation Committee. The initial charters of these committees are to be defined not later than August 15, 2007. The initial members of each such committee are to be nominated not later than August 22, 2007.

Section 9 - Financial Statements and Exhibits
Item 9.01  Financial Statements and Exhibits

(a)
Financial statements of business acquired. The financial information of Angstore required hereunder will be submitted by an amendment to the Company’s Current Report on Form 8-K filed on June 26, 2007, within 71 calendar days from the date of said Report.

(b)
Pro forma financial information. The financial information of Angstore required hereunder will be submitted by an amendment to the Company’s Current Report on Form 8-K filed on June 26, 2007, within 71 calendar days from the date of said Report.

(c)	Exhibits.

None.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2007

ENERGTEK, INC.
(Registrant)

By:	/s/ Doron Uziel
Name:	Doron Uziel
Title:	Chief Executive Officer

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